UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2005

                              ADZONE RESEARCH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-28717                88-0420405
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                            4062-80 GRUMMAN BOULEVARD
                            CALVERTON, NEW YORK 11933
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (631) 369-1100

                                   Copies to:
                             DARRIN M. OCASIO, ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                     1065 AVENUE OF THE AMERICAS, 21ST FLR.
                            NEW YORK, NEW YORK 10018
                                 (212) 930-9700
                              (212) 930-9725 (FAX)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On November 23, 2005, Aidman, Piser & Company, P.A. (the "Former Accountant") resigned as the auditors for AdZone Research, Inc. (the "Company").

      The reports of the Former Accountant on the financial statements of the Company for each of the two most recent fiscal years, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years and all subsequent interim periods, except that the Former Accountant's opinion in its report on the Company's financial statements expressed substantial doubt with respect to the Company's ability to continue as a going concern for the last two fiscal years.

      During the Company's two most recent fiscal years and the subsequent interim period through the date of resignation, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B, except for the following:

      The Former Accountant advised management that they noted deficiencies in internal controls relating to:

      o the valuation of equity securities issued to employees and non-employees; and
      o the accounting and reporting for preferred stock that had also included the issuance of warrants and beneficial conversion features.

      The Former Accountant advised management that each of these internal control deficiencies constitute a material weakness as defined in Statement of Auditing Standards No. 60. Certain of these internal control weaknesses may also constitute material weaknesses in the Company's disclosure controls.

      During the Company's two most recent fiscal years and the subsequent interim period through the date of resignation, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

      The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit
16.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

                                INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------
16.1            Letter from Former Accountant

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AdZone Research, Inc.


Date: November 30, 2005                            /s/ Charles Cardona
                                                   -----------------------------
                                                   Charles Cardona
                                                   Chief Executive Officer